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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
January 13, 2017 (January 12, 2017)

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2017, the Board of Directors (the “Board”) of HollyFrontier Corporation (the “Company”) appointed Richard L. Voliva III as Executive Vice President and Chief Financial Officer of the Company effective March 1, 2017. In addition, Douglas S. Aron, who currently serves as Executive Vice President and Chief Financial Officer of the Company, notified the Board on January 12, 2017 that he will retire from his position as Executive Vice President and Chief Financial Officer at the end of day on February 28, 2017.

Mr. Voliva, 39, currently serves as Senior Vice President, Strategy of the Company, a position he has held since June 2016. Mr. Voliva will resign from such position effective upon his appointment as Executive Vice President and Chief Financial Officer of the Company. Mr. Voliva also serves as Senior Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (“HLS”) since July 2016. HLS is a wholly-owned subsidiary of the Company and the ultimate general partner of Holly Energy Partners, L.P. (“Partnership”). Mr. Voliva served as Vice President and Chief Financial Officer of HLS from October 2015 until July 2016, Vice President, Corporate Development of HLS from February 2015 until October 2015 and as Senior Director, Business Development of HLS from April 2014 until February 2015. Prior to joining HLS, Mr. Voliva was an analyst at Millennium Management LLC, an institutional asset manager, from April 2011 until April 2014, an analyst at Partner Fund Management, L.P., a hedge fund, from March 2008 until March 2011 and Vice President, Equity Research at Deutsche Bank from June 2005 to March 2008. Mr. Voliva is a CFA Charterholder.

In connection with the appointment of Mr. Voliva as Executive Vice President and Chief Financial Officer, the Compensation Committee of the Board approved the following compensation for Mr. Voliva effective March 1, 2017: a base salary of $500,000, a target bonus of 85% and an equity award of $400,000, which is in addition to the equity award of $600,000 granted to Mr. Voliva in November 2016 for the 2017 fiscal year and which will be granted on March 1, 2017. With respect to the equity award Mr. Voliva received in November 2016, 60% of the equity award was granted in restricted stock and 40% the equity award was granted in performance share units. With respect to the award Mr. Voliva will receive on March 1, 2017, the number of shares subject to the award will be determined using the closing price of the Company’s common stock on March 1, 2017 and half of the equity award will be granted in restricted stock and half of the equity award will be granted in performance share units

Julia Heidenreich, Vice President, Investor Relations of the Company, is the wife of Mr. Voliva. Ms. Heidenreich received cash compensation totaling $252,998 and equity compensation totaling $175,000 for her services in 2016.

In connection with Mr. Aron’s retirement, the Company, HLS, the Partnership and Mr. Aron entered into a Retirement Agreement (the “Agreement”), whereby Mr. Aron agrees to release the Company, HLS, the Partnership and their parents, subsidiaries and affiliates from all claims and, in turn, will receive certain payments and benefits. The terms of the Agreement also require Mr. Aron to keep certain information obtained during his employment with the Company, HLS and the Partnership confidential and prevent him from soliciting employees of the Company, HLS and the Partnership for a period of three years and from engaging in certain competitive activities with respect to the Company, HLS and the Partnership through December 31, 2017. Pursuant to the Agreement Mr. Aron is entitled to receive (i) a prorated bonus of $115,000, payable on the latter of 30 days following Mr. Aron’s execution of the Agreement or retirement and (ii) accelerated vesting of 24,378 shares of restricted stock of the Company on his retirement date. Mr. Aron may also be eligible to receive payments under HFC’s 401(k) and non-qualified deferred compensation plans, to the extent provided pursuant to the terms of those plans. In addition, the Agreement provides that Mr. Aron will provide consulting services to the Company, HLS and the Partnership for a period of 10 months following his retirement. As consideration for his services, the Company will pay Mr. Aron a retainer of $11,500 per month to provide up to 10 hours per month of services to the Company, HLS and the Partnership or its subsidiaries as requested by the Company from time to time. In addition, if Mr. Aron complies with the terms of the Agreement and continues to provide consulting services to the Company, HLS and the Partnership during the 10 month period, Mr. Aron will vest in 18,096 shares of restricted stock of the Company on December 31, 2017.

Item 7.01     Regulation FD Disclosure.
On January 13, 2017, the Partnership issued a joint press release with HFC announcing the management changes. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.
The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Retirement Agreement, dated January 13, 2017, between HollyFrontier Corporation and Douglas S. Aron.
99.1	Press Release of the Company issued January 13, 2017.*

* Furnished herewith.
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The statements contained herein relating to matters that are not historical facts are "forward-looking statements" within the meaning of the federal securities laws. These statements are based on our beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although we believe that such expectations reflected in such forward-looking statements are reasonable, we cannot give assurance that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to:

•	risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in HollyFrontier's markets;

•	the demand for and supply of crude oil and refined products;

•	the spread between market prices for refined products and market prices for crude oil;

•	the possibility of constraints on the transportation of refined products;

•	the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines;

•	effects of governmental and environmental regulations and policies;

•	the availability and cost of financing to HollyFrontier;

•	the effectiveness of HollyFrontier's capital investments and marketing strategies;

•	HollyFrontier's efficiency in carrying out construction projects;

•	the ability of HollyFrontier to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any future acquired operations;

•	the possibility of terrorist attacks and the consequences of any such attacks;

•	general economic conditions; and

•	other financial, operational and legal risks and uncertainties detailed from time to time in HollyFrontier's Securities and Exchange Commission filings.
The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Denise C. McWatters
Name:	Denise C. McWatters
Title:	Senior Vice President and General Counsel

Date:    January 13, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Retirement Agreement, dated January 13, 2017, between HollyFrontier Corporation and Douglas S. Aron.
99.1	Press Release of the Company issued January 13, 2017.*
* Furnished herewith.